The JPM Pierpont  International  Opportunities  Fund
Supplement dated 11/4/97 to the Prospectus dated 8/4/97:

The following replaces "ANNUAL OPERATING EXPENSES" and the corresponding footnote on page 1 of the prospectus:

ANNUAL OPERATING EXPENSES(2)


Advisory Fees                                                          0.60%
Rule 12b-1 Fees                                                        None
Other Expenses (after expense reimbursement)                           0.60%

Total Operating Expenses (after expense reimbursement)                 1.20%
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(2) These  expenses are  expressed as a percentage of average net assets for the
    Fund after expense reimbursement for the period indicated in Financial Highlights below. Morgan has agreed to limit Total Operating Expenses to 1.20% of average net assets through March 31, 1998. See Management of the Fund and Portfolio--Expenses. Without such reimbursement, Other Expenses and Total Operating Expenses for the period indicated in Financial Highlights below would have been 1.03% and 1.63%, respectively, on an annualized basis.